UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2004

DELUXE CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	1-7945	41-0216800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3680 Victoria St. North, Shoreview, Minnesota	55126-2966
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 483-7111

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

On September 28, 2004, Deluxe Corporation, a Minnesota corporation (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with J. P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as representatives of the several initial purchasers (the “Initial Purchasers”) listed in Schedule 1 of the Purchase Agreement, to issue and sell in an offering (the “Offering”) exempt from registration under the Securities Act of 1933 (the “Securities Act”) $325,000,000 of its 3½% Senior Notes due 2007 (the “2007 Notes”) and $ 275,000,000 of its 5 1/8% Senior Notes due 2014 (the “2014 Notes,” and together with the 2007 Notes, the “Securities”). The Securities were offered only to qualified institutional buyers under Rule 144A of the Securities Act of 1933. The net proceeds of the Offering will be used to refinance a portion of the Company’s commercial paper borrowings, which it used to refinance the bank financing used to complete the acquisition of New England Business Service, Inc. (“NEBS”) and for other general corporate purposes. Pursuant to the Purchase Agreement, the Company has agreed to indemnify the Initial Purchasers against certain liabilities, including liabilities under the Securities Act. The Initial Purchasers and their affiliates are lenders under the Company’s credit facilities and have engaged and may engage in commercial and investment banking transactions with the Company in the ordinary course of business, and also provide or have provided advisory and financial services to the Company.

The Securities were issued on October 1, 2004, pursuant to the Indenture, dated April 30, 2003, by and between the Company and Wells Fargo Bank, N.A., as trustee (the “Indenture”). The Indenture contains covenants that limit, among other things, the Company’s ability to incur certain liens and engage in sale-leaseback transactions. The Indenture also includes requirements that must be met if the Company consolidates, merges with, or sells all or substantially all of its assets to another entity. The 2007 Notes will bear interest at 3½% per year and the 2014 Notes will bear interest at 5 1/8% per year, payable semiannually on April 1 and October 1, beginning on April 1, 2005. The Securities are senior unsecured obligations of the Company and will rank equal in right of payment to the Company’s existing and future senior unsecured indebtedness. The Securities will be effectively subordinated to all of the Company’s existing and future secured indebtedness to the extent of the assets securing that indebtedness. The Company may not redeem the 2007 Notes, but may redeem all or part of the 2014 Notes, at any time and from time to time, at its option, at a redemption price equal to the greater of: 100% of the principal amount of the 2014 Notes being redeemed; or the make-whole amount for the 2014 Notes being redeemed, plus, in each case, accrued interest on such 2014 Notes, if any. If an event of default for any series of Securities occurs and continues, the trustee or the holders of at least 25% in aggregate principal amount of the outstanding notes of that series may declare the entire principal of all the notes of that series to be due and payable immediately.

Also in connection with the Offering, the Company has agreed pursuant to a Registration Rights Agreement, dated as of October 1, 2004 (the “Registration Rights Agreement”), among the Company and the Initial Purchasers, to use its reasonable best efforts to register the Securities under the Securities Act so as to allow holders of the Securities to exchange the Securities for the same principal amount of a new issue of notes (the “Exchange Notes”) with substantially identical terms, except that the Exchange Notes will generally be freely transferable under the Securities Act. In addition, the Company has agreed to file, under certain circumstances, one or more shelf registration statements to cover re-sales of the Securities. If the Company fails to satisfy these obligations and its other obligations as set forth in the Registration Rights Agreement, it will be required to pay additional interest to the holders of the Securities.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Reference is made to the disclosure provided in the second paragraph of Item 1.01 of this Current Report, with respect to the Company’s issuance of $325,000,000 aggregate principal amount of the Company 3½% Senior Notes due 2007 and $275,000,000 aggregate principal amount of the Company’s 5 1/8% Senior Notes due 2014, which is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Purchase Agreement, dated September 28, 2004, by and among Deluxe Corporation and J. P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as representatives of the several initial purchasers listed in Schedule 1 of the Purchase Agreement

4.1	Registration Rights Agreement, dated October 1, 2004, by and among Deluxe Corporation and J. P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as representatives of the several initial purchasers listed in Schedule 1 of the Purchase Agreement

4.2	Officer’s Certificate and Company Order authorizing the 2007 Notes

4.3	Specimen of 144A 2007 Notes.

4.4	Officer’s Certificate and Company Order authorizing the 2014 Notes

4.5	Specimen of 144A 2014 Notes

4.6	Indenture, dated April 30, 2003, by and between the Company and Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.) as Trustee (incorporated by reference to Exhibit 4.8 to the Company’s Registration Statement on Form S-3 (File #333-104858), filed on April 30, 2003).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2004

DELUXE CORPORATION

/s/ Anthony C. Scarfone
Anthony C. Scarfone
Senior Vice President,
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

1.1*	Purchase Agreement, dated September 28, 2004, by and among Deluxe Corporation and J. P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as representatives of the several initial purchasers listed in Schedule 1 of the Purchase Agreement

4.1*	Registration Rights Agreement, dated October 1, 2004, by and among Deluxe Corporation and J. P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as representatives of the several initial purchasers listed in Schedule 1 of the Purchase Agreement

4.2*	Officer’s Certificate and Company Order authorizing the 2007 Notes

4.3*	Specimen of 144A 2007 Notes.

4.4*	Officer’s Certificate and Company Order authorizing the 2014 Notes

4.5*	Specimen of 144A 2014 Notes

*	Filed herewith.